UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2012

HARTFORD LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Its Charter)

CONNECTICUT	001-32293	06-0974148
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 HOPMEADOW STREET, SIMSBURY, CONNECTICUT		06089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 21, 2012, The Hartford Financial Services Group, Inc. (“The Hartford”) announced that it will focus on its Property and Casualty, Group Benefits and Mutual Fund businesses, place its Individual Annuity business into runoff and pursue sales or other strategic alternatives for the Individual Life, Woodbury Financial Services and Retirement Plans businesses. As a result, Hartford Life Insurance Company (the “Company”), a wholly owned indirect subsidiary of The Hartford, and its subsidiaries will cease selling their individual annuity products in the second quarter of 2012 and are pursuing sales or other strategic alternatives for their Individual Life, Woodbury Financial Services and Retirement Plans businesses.

The Company has revised applicable sections of the Financial Statements and Supplementary Data, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 (the “2011 Form 10-K”) solely to reflect a subsequent event footnote related to this announcement. No other information in the Company’s 2011 Form 10-K has been updated for events or developments that occurred subsequent to the filing of the 2011 Form 10-K with the U.S. Securities and Exchange Commission (the “SEC”). The revised Financial Statements and Supplementary Data are filed as exhibits hereto and are incorporated herein by reference. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2011 Form 10-K and subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

23.01	Consent of Deloitte & Touche LLP.

99.01	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the period ending, December 31, 2011. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]	Financial statements in this exhibit are now our historical financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hartford Life Insurance Company (Registrant)

Date: April 23, 2012	/s/ Beth A. Bombara

Beth A. Bombara
Senior Vice President and Controller
(Chief accounting officer and duly
authorized signatory)

EXHIBITS INDEX

Exhibit No.	Description

23.01	Consent of Deloitte & Touche LLP.

99.01	Part II, Item 8. Revised Financial Statements and Supplementary Data as of, and for the period ending, December 31, 2011. [1]

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase.

101.DEF	XBRL Taxonomy Extension Definition Linkbase.

101.LAB	XBRL Taxonomy Extension Label Linkbase.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase.

[1]	Financial statements in this exhibit are now our historical financial statements.

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